SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                       April 20, 1998
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three month period ended
March 31,  1998  and  1997  and  provides   certain   additional   financial
information.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                              (Preliminary and Unaudited)
                                     (In millions)


                                                                       March 31,
                                                                  ------------------
                                                              1998                  1997
                                                              ----                  ----

Total stockholder's equity                                $  8,875              $   7,869

Total assets under fee-based management                   $245,400              $ 185,900


                                                                   Three
                                                                months ended
                                                                  March 31,
                                                            1998            1997
Revenues:

 Commissions                                              $  795         $   716
 Investment banking                                          628             484
 Principal transactions                                      780             762
 Asset management and administration fees                    498             389
 Other                                                        32              28
                                                          ------          ------
   Total noninterest revenues                              2,733           2,379
                                                          ------          ------
 Interest and dividends                                    3,318           2,491
 Interest expense                                          2,923           2,169
                                                          ------          ------

   Net interest and dividends                                395             322
                                                          ------          ------

   Revenues, net of interest expense                       3,128           2,701
                                                          ------          ------

Noninterest expenses:

 Compensation and benefits                                 1,722           1,479
 Communications                                              117             121
 Floor brokerage and other production                        110              86
 Occupancy and equipment                                     105             106
 Advertising and market development                           70              62
 Professional services                                        51              41
 Other operating and administrative expenses                 143             128
                                                          ------          ------
   Total noninterest expenses                              2,318           2,023
                                                          ------          ------

   Income before income taxes                                810             678

Provision for income taxes                                   308             267
                                                          ------          ------

Net income                                                $  502          $  411
                                                          ======          ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.


Included in the Company's consolidated results is the following data relating to the Company's Asset Management Division:

(Preliminary and Unaudited)
(In millions)
                                                                   Three
                                                                months ended
                                                                  March 31,
                                                            1998            1997
Revenues:

 Investement advisory, administrative
   and distribution fees                                    $202            $168
 Unit Investment Trust revenues - net                         13               9
 Other                                                        10               9
                                                            ----            ----
   Total revenues                                            225             186
                                                            ----            ----

Expenses:

 Compensation and benefits                                    42              35
 Deferred commission amortization                             35              33
 Other expenses                                               48              44
                                                            ----            ----
   Total expenses                                            125             112
                                                            ----            ----

   Income before income taxes                                100              74

Provision for income taxes                                    40              30
                                                            ----            ----

Net income                                                  $ 60            $ 44
                                                            ====            ====



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 20, 1998                          SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller